UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): September 27, 2012

CROWN MARKETING

 (Exact name of registrant as specified in its charter)

WYOMING

(State or other jurisdiction of incorporation)

    0-27873

98-0178621

(Commission File Number)     (IRS Employer Identification No.)

710 Market Street, Chapel Hill, North Carolina 27516(Address of principal executive offices and zip code)

(919) 428-3600

(Registrant's telephone number including area code)

25 Mountaire Court, Highland Avenue, London UK NW9 0QA

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Crown Marketing  from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to Crown Marketing’s management, as well as estimates and assumptions made by management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to us or our management, identify forward-looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors  relating to industry, our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.  The following discussion should be read in conjunction with the periodic reports, including the  audited and unaudited consolidated financial statements therein,  of Crown Marketing as filed with the Securities and Exchange Commission.

In this Form 8-K, references to “we,” “our,” “us,” or the “Company” refer to Crown Marketing and its subsidiaries and controlled companies.

Item 1.01 Entry Into A Material Definitive Agreement

By resolution dated September 22, 2012, the Board of Directors authorized the issuance of 122,600,000 restricted shares and a promissory note in the amount of $140,000 for the assignment of two patents and the related intellectual property from Farrington Pharmaceuticals, LLC to a newly formed subsidiary of the Company, Pharmacokinetics Licensing Company, BV. The assignment and the issuance of shares took effect on September 27, 2012. The Company has not determined the amount at which the intellectual property rights will be valued for financial statement purposes. The intellectual property has not yet been commercially exploited, and therefore management does not believe that the acquisition of the patents constitutes a "business" as defined in Regulation S-X.  As of the date of this Current Report, giving effect to the foregoing issuance, 190,067,600 shares are issued and outstanding. All information in this report gives effect to a forward stock split (see Item 8.01).

Item 2.01 Completion of Acquisition or Disposition of Assets

See disclosure in Item 1.01.

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Item 3.02. Unregistered Sales of Equity Securities.

On September 27, 2012, we issued 122,600,000 shares of Common Stock to a family trust controlled by the principals of Farrington Pharmaceuticals, LLC.  The issuance of shares was exempt under Section 4(2) of the Securities Act as a transaction not involving any public offering or solicitation and also exempt under Section 4(6) as an offering solely to accredited persons.

Item 5.01  Changes In Control of the Registrant

A change of control took place on the Closing Date from Igor Produn, the former  officer and director of the Company and its majority shareholder.  On the Closing Date, pursuant to the terms of the Exchange Agreement, the Company  acquired two patents and the related technology rights by issuing 122,600,000 new shares of Common Stock of the Company, constituting 64.5% of Crown Marketing giving effect to the issuance of such shares.  The persons who obtained control on the Closing are set forth in the following table.

Number

Percentage

of Shares

of Shares

Name

Office

Owned(1)

Owned

Learned Hand

CEO, CFO, Director

122,600,000

64.5%

All officers

  and directors

  as a group  (1 person)

122,600,000

64.5%

(1)

Except as otherwise noted, shares are owned beneficially and of record, and such record shareholder has sole voting, investment, and dispositive power. Includes 122,600,000 shares held by a family trust.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 27, 2012, Igor Produn resigned as officer and director and appointed Learned Hand as Director, Chief Executive Officer and Chief Financial Officer.

Mr. Hand has been an executive in the pharmaceutical industry for more than a decade.  From 2000 to 2003 he was employed by Warren Pharmaceuticals, Inc. as its Vice President - Chief Operating Officer, where he was an integral part of Warren's founding and launch. Warren Pharmaceuticals pioneered the discovery and development of a novel therapeutic class of protein-based drugs named tissue protective cytokines (TPCs).  TPCs have potent protective effects that diminish and reverse the underlying cellular damage common to many significant diseases. The biological activities of TPCs are transduced through a novel tissue protective cytokine receptor identified by Warren scientists. Tissue Protective Cytokines may have the potential to treat such devastating illnesses and injuries as stroke, heart attack, spinal cord injury, acute macular edema, and acute kidney failure. Warren has licensed the worldwide development and commercialization rights to the central and peripheral nervous system indications of its TPCs other than ophthalmic and diabetes to the Danish pharmaceutical company H. Lundbeck A/S.

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From January 2000 to December 2003 Learned was Executive Director of the Kenneth S. Warren Institute, a non-profit medical research facility.  In 1999 he founded HFC, a private seed venture capital corporation, which has made many internet and biotechnology related investments and is a founder of Medibuy.com.  Medibuy.com was the pioneer in business-to-business internet marketplace for the purchase and sale of medical products. Mr. Hand also commercially introduced a cigarette filter that significantly reduced carcinogens.   From 1994 to 1999, he served as Vice President at Morgan Stanley Dean Witter.  He has a BA cum laude from Amherst College.

Currently, the Company does not have any independent directors. Since the Company’s Common Stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination.

Under NASDAQ Listing Rule 5605(a)(2), an "independent director" is a "person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director."

We do not currently have a separately designated audit, nominating or compensation committee.  However, we do intend to comply with the independent director and committee composition requirements in the future.

Item 8.01 Other Events.

A 10-for-1 forward stock split was declared by the Board of Directors on August 30, 2012, with the record date for the forward stock split to be October 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 27, 2012

CROWN MARKETING

By: /s/    Learned Hand

Name: Learned Hand

Title: Chief Executive Officer

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